Exhibit 10.8(f)



          WARRANT AGREEMENT dated November 29, 1995 between RTI INC., a New York corporation (the "Company"), and FRELLUM CORPORATION, a Delaware corporation ("Frellum").

                              W I T N E S S E T H:
                              - - - - - - - - - -


          Frellum, pursuant to a revolving credit agreement (the "Credit Agreement") dated the date hereof between the parties hereto, is agreeing to lend the Company from time to time up to $250,000 as set forth in the Credit
Agreement.   In connection therewith, the Company proposes to issue to Frellum a warrant (the "Warrant") to purchase 25,000 shares of common stock, $.08 par value, of the Company ("Common Stock").

          NOW, THEREFORE, in consideration of the premises, the agreements herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

          1.  Grant.  The Holder (as defined in Section 3 hereof) is hereby
              -----
granted the right to purchase, at any time until 5:30 P.M., New York time, on the second anniversary of the date of this Agreement, up to 25,000 shares of Common Stock, subject to the terms and conditions of this Agreement.

          2.  Warrant Certificates.  The warrant certificates (the "Warrant
              --------------------
Certificates") delivered and to be delivered pursuant to this Agreement will be in the form set forth in Exhibit A hereto, with such appropriate insertions, omissions, substitutions and other variations as required or permitted by this Agreement.

          3.  Exercise of Warrant.  Warrants initially are exercisable at an
              -------------------
exercise price (subject to adjustment as provided in Section 8 hereof) per share of Common Stock set forth in Section 6 hereof, payable by certified or official bank check in New York Clearing House funds. Upon surrender of a Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the exercise price for the shares of Common Stock purchased, at the Company's principal offices, the registered holder of a Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder thereof, in whole or in part (but




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not as to fractional shares of Common Stock).  In the case of the purchase of less than all the shares of Common Stock purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the shares of Common Stock purchasable thereunder.

          4.  Issuance of Certificates.  Upon the exercise of the Warrant, the
              ------------------------
issuance of certificates for shares of Common Stock or other securities, properties or rights underlying the Warrant shall be made promptly (and in any event within ten (10) business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates (subject to the provisions of Sections 5 and 7 hereof) will be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company will not
                                    --------  -------
be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company will not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

          5.  Restrictions on Transfer.  The Holder of a Warrant Certificate, by
              ------------------------
its acceptance thereof, covenants and agrees that the Warrant described therein is, and the Warrant Securities (as defined in Section 7 hereof) will be, acquired as an investment and not with a view to the distribution thereof, and may not be sold or transferred in whole or in part unless the Holder thereof first shall have given notice to the Company describing such sale or transfer and furnished to the Company either (a) an opinion of counsel, which counsel and opinion (in form and substance) shall be reasonably satisfactory to the Company and its counsel, to the effet that the proposed sale or transfer may be made without registration under the Securities Act of 1933 (the "Act") and applicable state blue sky or securities laws, or (b) an interpretive letter from the Securities and Exchange Commission (the "Commission") to the effect that no enforcement action will be recommended if the proposed sale or transfer is made without registration under the Act; provided, however, that the foregoing will
                                    --------  -------
not apply if there is in effect a registration statement with respect to




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the Warrant Securities at the time of the proposed sale or transfer.

          6.  Exercise Price.  Except as otherwise provided in Section 8 hereof,
              --------------
the initial exercise price of each Warrant Security will be $     per share of
                                                             ----
Common Stock. The adjusted exercise price of each Warrant Security will be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Section 8 hereof.

          7.  Registration Rights.
              -------------------

          7.1.  Registration Under the Securities Act of 1933.  The Warrants and
                ---------------------------------------------
the shares of Common Stock or other securities issuable upon exercise of the Warrants (such shares or other securities being collectively the "Warrant Securities"), have not been registered under the Act. Each Warrant Certificate and upon exercise of the Warrant Certificates, in part or in whole, the certificates representing the Warrant Securities will bear the following legend:

          These securities have not been registered under the Securities Act of 1933 (the "Act") or the "Blue Sky" or securities laws of any state and may not be offered, sold, pledged, hypothecated, assigned or transferred except (i) pursuant to a Registration Statement under the Act which has become effective and is current with respect to these securities, or (ii) pursuant to a specific exemption from registration under the Act but only upon the holder hereof first having obtained the written opinion of counsel, reasonably satisfactory to the Company and its counsel, that the proposed disposition is consistent with all applicable provisions of the Act as well as any applicable "Blue Sky" or similar securities law.

          7.2.  Piggyback Registration.
                ----------------------

          (a) If, at any time within two years from the date of this Agreement, the Company proposes to register any of its securities under the Act (other than in connection




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with a merger, consolidation with another company, any acquisition or dividend reinvestment plans or stock option or other employee benefit plans) which are of the same class as the Warrant Securities, it will give written notice by registered mail, at least thirty (30) days prior to the filing of such registration statement, to all Holders of record of the Warrants and the Warrant Securities of its intention to do so. If any such Holders notify the Company within twenty (20) days after receipt of any such notice of its or their desire to include any Warrant Securities in such proposed registration statement, the Company will afford such Holders the opportunity to have any such Warrant Securities registered under such registration statement. Notwithstanding the foregoing, the Company will have the right at any time after it shall have given written notice pursuant to this Section 7.2 (irrespective of whether a written request for inclusion of any Warrant Securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

          (b) If (i) a registration pursuant to this Section 7.2 involves an underwritten offering, whether or not for sale for the account of the Company, to be distributed by or through one or more underwriters under underwriting terms appropriate for such transaction, and (ii) the managing underwriter of such underwritten offering shall inform the Company and the Holders requesting such registration by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering or that the inclusion would adversely affect the marketing of the securities to be sold by the Company therein, then the Company may include all securities of the Company proposed by the Company to be sold for its own account and may decrease the number of Warrant Securities so proposed to be sold and so requested to be included in such registration (pro rata on the basis of the percentage of the Warrant Securities held by such Holders) to the extent necessary to reduce the number of securities to be included in the registration to the level recommended by the managing underwriter. Notwithstanding the foregoing, if the registration referred to herein involves an underwritten offering of securities being registered for sale by holders of securities other than Holders of Warrant Securities, the Company will include in such registration the securities proposed by such holders to be sold and may decrease the number of Warrant Securities proposed to be sold in such registration to the extent necessary to reduce




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the number of securities to be included in the registration to the level recommended by the managing underwriter.

          7.3.  Covenants of the Company with Respect to Registration.  In
                -----------------------------------------------------
connection with any registration under Section 7.2 hereof, the Company covenants and agrees as follows:

          (a) The Company will furnish each Holder desiring to sell Warrant Securities such number of prospectuses as reasonably shall be requested.

          (b) The Company will pay all costs, fees and expenses incurred by the Company in connection with all registration statements filed pursuant to Section
7.2 hereof including, without limitation, the Company's legal and accounting fees, printing expenses and blue sky fees and expenses. The Holders of Warrant Securities will pay all costs, fees and expenses incurred by them (including underwriting or selling commissions) in connection with any such registration statement.

          (c) The Company will take all necessary action which may be required in qualifying or registering the Warrant Securities for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holders thereof upon payment of the cost thereof by such Holders; provided,
                                                                      --------
however, that the Company will not be obligated to execute or file any general
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consent to do business under the laws of any such jurisdiction.

          (d) The Company will indemnify the Holder(s) of the Warrant Securities to be sold pursuant to any registration statement and each person, if any, who controls such Holders within the meaning of Section 15 of the Act or
Section 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), from and against any and all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement, except to the extent that the same arises out of or is based upon information supplied or omitted to be supplied in such registration statement by such Holders.

          (e) The Holders of the Warrant Securities to be sold pursuant to a registration statement, and their successors and assigns, will severally, and not jointly,




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indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, from and against any and all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holders, or their successors or assigns, for specific inclusion in such registration statement.

          (f) The Company will deliver promptly to each Holder participating in the offering requesting the correspondence and memoranda described below and to the managing underwriter copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement, and will permit each Holder and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc. ("NASD"). Such investigation will include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such Holder shall reasonably request.

          (g) The Holders will be parties to any underwriting agreement relating to an underwritten sale of their Warrant Securities and may, at their option, require that any or all the representations, warranties and covenants of the Company to or for the benefit of such underwriter shall also be made to and for the benefit of such Holders. Such Holders will not be required to make any representations or warranties to or agreements with the Company or the underwriter except as they may relate to such Holders and their intended methods of distribution.

          8.  Adjustments to Exercise Price and Number of Securities.
              ------------------------------------------------------

          (a) The number of shares of Common Stock covered by each Warrant Certificate and the exercise price thereof will be proportionately adjusted by the Company for any change in corporate structure and for any increase or




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decrease in the number of issued shares of capital stock resulting from a subdivision or consolidation of shares, stock split or the payment of a stock dividend.

          (b) If the Company enters into any merger or consolidation, each outstanding Warrant Certificate shall pertain and apply to the securities to which a holder of the number of Warrant Securities obtainable upon the exercise thereof would have been entitled to receive as a result of such merger or consolidation.

          (c) In the event of a change in the Common Stock as presently constituted, which is limited to a change of all authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock contemplated by this Agreement.

          (d) Except as expressly provided in this Section 8, a Holder of a Warrant Certificate shall have no rights by reason of any subdivision or consolidation of shares of capital stock of any class, stock split, or the payment of any stock dividend or any other increase or decrease in the number of shares of capital stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or capital stock of another corporation. No issue by the Company of (i) shares of capital stock of any class, or (ii) other securities convertible into shares of capital stock of any class, shall affect, nor shall any adjustment by reason thereof be made with respect to, the number or price of Warrant Securities subject to a Warrant Certificate.

          9.  Exchange and Replacement of Warrant Certificates.
              ------------------------------------------------

          (a) Each Warrant Certificate is exchangeable without expense, upon the surrender thereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Securities in such denominations as shall be designated by the Holder thereof at the time of such surrender.

          (b) Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or




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security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrant Certificate, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

          10.  Elimination of Fractional Interests.  The Company shall not be
               -----------------------------------
required to issue certificates representing fractions of shares of Common Stock upon the exercise of the Warrants, but shall pay cash in lieu of fractional interests.

          11.  Reservation and Listing of Securities.  The Company will at all
               -------------------------------------
times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the exercise price therefor, all shares of Common Stock and other securities issuable upon such exercise will be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder. As long as the Warrants shall be outstanding, the Company will use its best efforts to cause all shares of Common Stock issuable upon the exercise of the Warrants to be listed (subject to official notice of issuance) on all securities exchanges, if any, on which the Common Stock issued to the public may then be listed and/or quoted on NASDAQ.

          12.  Notices to Warrant Holders.  Nothing contained in this Agreement
               --------------------------
shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

          (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or




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          (b)  the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

          (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more of said events, the Company will give written notice of such event at least ten (10) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice will specify such record date or the date of closing of the transfer books, as the case may be. Failure to give such notice or any defect therein will not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

          13.  Notices.  All notices, requests, consents and other
               -------
communications hereunder will be in writing and will be deemed to have been duly made when delivered, or three (3) business days after being mailed by registered or certified mail, return receipt requested:

          (a) if to a registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

          (b) if to the Company, to its principal executive offices or to such other address as the Company may designate by notice to the Holders.

          14.  Successors.  All the covenants and provisions of this Agreement
               ----------
will be binding upon and inure to the benefit of the Company, the Holders and their respective successors and assigns hereunder.




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          15.  Termination.  This Agreement will terminate at the close of
               -----------
business on the second anniversary of the date of this Agreement.
Notwithstanding the foregoing, the indemnification provisions of Section 7 hereof will survive for a period of six (6) years after the sale of the Warrant Securities issued pursuant hereto.

          16.  Governing Law; Submission to Jurisdiction.  This Agreement and
               -----------------------------------------
each Warrant Certificate issued hereunder will be deemed to be a contract made under the laws of the State of New Jersey and for all purposes will be construed in accordance with the laws of said State, without giving effect to the rules of said State governing the conflicts of laws.

          17.  Entire Agreement; Modification.  This Agreement contains the
               ------------------------------
entire understanding between the parties with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

          18.  Severability.  If any provision of this Agreement shall be held
               ------------
to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

          19.  Captions.  The caption headings of the Sections of this Agreement
               --------
are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and will be given no substantive effect.

          20.  Benefits of this Agreement.  Nothing in this Agreement will be
               --------------------------
construed to give to any person or corporation other than the Company and any registered Holders of the Warrant Certificates or Warrant Securities any legal or equitable right, remedy or claim under this Agreement; and this Agreement will be for the sole and




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exclusive benefit of the Company and any registered Holders of the Warrant
Certificates or Warrant Securities.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                        RTI INC.



                                        By: R. STEPHEN MAICO
                                           --------------------------
                                           R. Steven Maico
                                           Vice President and
                                            Chief Financial Officer

                                        FRELLUM CORPORATION



                                        By:ROBERT C. SABIN
                                           --------------------------
                                           Name:Robert C. Sabin
                                           Title:Treasurer




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